UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

RxSight, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ENDA

P.O. BOX 8016, CARY, NC 27512-9903 RxSight, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On June 6, 2024 For Stockholders of record as of April 8, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/RXST To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/RXST Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 27, 2024. To order paper materials, use one of the following methods. INTERNETwww.investorelections.com/RXST TELEPHONE (866)648-8133*E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. RxSight, Inc. Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Thursday, June 6, 2024 8:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RXST for more details. SEE REVERSE FOR FULL AGENDA * If requesting material by e-mail, please send a blank e-mail with the 12digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.RxSight, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR. PROPOSAL 1. To elect three Class III directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. 1.01 Julie B. Andrews 1.02 Robert J. Palmisano 1.03 Tamara R. Fountain, M.D. 2. To approve, on an advisory basis, the compensation of the named executive officers identified in the 2023 Summary Compensation Table in the "Executive Compensation" section of the proxy statement (the "Say-on-Pay Vote"). 3. To approve, on an advisory (non-binding) basis, the frequency of future Say-on-Pay Votes. 4. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31,2024.